Ordinary Shares	12 Months Ended
Dec. 31, 2025
Ordinary Shares
Ordinary Shares

14. Ordinary Shares

As disclosed in Note 13, on June 28, 2016, 16 million ordinary shares of the Company were issued to ZTO ES to establish a reserve pool for future issuance of equity share incentive to the Company’s employees. The dividend rights associated with these 16 million ordinary shares were waived until the economic interests in the ordinary shares are granted to the employees, through transfer of interests in the LLPs. While the ordinary shares were legally issued to ZTO ES, ZTO ES does not have any of the rights associated with the ordinary shares. As such the Company accounted for these shares as issued but not outstanding ordinary shares until the waiver is released by the Company, which occurs when Ordinary Shares Units are awarded to the employees. 3,941,928 and 2,914,216 ordinary shares transferred to ZTO ES were considered issued but not outstanding as of December 31, 2024 and 2025, respectively.

On September 29, 2020, the Company successfully listed on the Main Board of the Hong Kong Stock Exchange with a global offering of 51,750,000 Class A ordinary shares (including the exercise of the over-allotment option on October 22, 2020) at a public offering price of HK$218.00. The Hong Kong-listed shares are fully fungible with the Company’s American depositary shares (ADSs) listed on the New York Stock Exchange (one ADS representing one Class A ordinary share).